                                                                  Exhibit 10.04

                                                                 EXECUTION COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT


                           dated as of April 24, 2001


                                      among


                    GREAT LAKES DREDGE AND DOCK CORPORATION,
                                AS THE BORROWER,

                             THE OTHER LOAN PARTIES,
                                AS LOAN PARTIES,


                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                 AS THE LENDERS,


                                       AND


                             BANK OF AMERICA, N.A.,
                 AS ISSUING LENDER AND THE ADMINISTRATIVE AGENT





                         BANC OF AMERICA SECURITIES LLC,
                        AS LEAD ARRANGER AND BOOK MANAGER

                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDED AND RESTATED CREDIT AGREEMENT ("AGREEMENT") is being executed and delivered as of April 24, 2001, by and among Great Lakes Dredge & Dock Corporation, a Delaware corporation (the "BORROWER"), the other "Loan Parties" from time to time party to the Credit Agreement referred to and defined below (collectively, the "LOAN PARTIES"), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the "LENDERS") and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as representative of the Lenders (in such capacity, the "ISSUING LENDER" and the "ADMINISTRATIVE AGENT"). Undefined Capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of August 19, 1998, as heretofore amended by that certain Amendment No. 1 dated as of October 8, 1999 and that certain Amendment No.2 dated as of October 23, 2000 (the "CREDIT AGREEMENT"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it has entered into a certain Stock Purchase Agreement dated as of April 16, 2001, together with exhibits and schedules (as amended from time to time in accordance with this Agreement, the "ACQUISITION AGREEMENT"), pursuant to which Great Lakes/North American Site Developers, Inc., a newly organized wholly-owned Massachusetts direct corporate subsidiary of the Borrower ("NASDI NEWCO"), would purchase all of the issued and outstanding capital stock of North American Site Developers, Inc., a Massachusetts corporation ("NASDI"), in consideration to the former NASDI shareholders of $35,000,000 in cash, $3,000,000 in aggregate initial principal amount of junior subordinated promissory notes issued by Newco and guaranteed by the Borrower on a junior subordinated basis pursuant to the forms of promissory notes and guaranty attached to the Acquisition Agreement (such promissory note being hereinafter referred to as the "NASDI ACQUISITION NOTE"), and nonvoting capital stock of Newco representing 20% of the issued and outstanding equity capital of NASDI Newco;

                  WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it desires to (i) issue and sell an additional $40,000,000 of its 11.25% Senior Subordinated Notes due 2008 under the existing Note Indenture (the "2001 NOTE ISSUANCE") as described in the Confidential Offering Circular dated as of April 18, 2001 (the "OFFERING CIRCULAR"), to lend approximately $32,000,000 to NASDI Newco to facilitate NASDI Newco's payment of the cash consideration due the former NASDI shareholders pursuant to the Acquisition Agreement and related fees and expenses, and cause NASDI Newco to execute and deliver to the Borrower a promissory note to evidence such loan (the "NASDI INTERCOMPANY NOTE"), and (ii) apply the balance of the proceeds of the 2001 Note Issuance to repay a portion of the outstanding principal balance of the Revolving Loans and to pay fees and expenses incurred by the Borrower in connection with the Acquisition Agreement, the 2001 Note Issuance and this Agreement, and the transactions contemplated thereby;

                  WHEREAS, immediately following the consummation of the stock purchase contemplated by the Acquisition Agreement, NASDI Newco would merge with and into NASDI pursuant to that certain Agreement and Plan of Merger dated as of April 24, 2001 (the "MERGER AGREEMENT"), resulting in the former management NASDI shareholders directly owning 20% of the outstanding equity of NASDI, the Borrower directly owning 80% of such outstanding equity and all of the issued and outstanding Voting Stock of NASDI, and NASDI assuming by operation of law all of NASDI Newco's liabilities, including, without limitation, its obligations with respect to the NASDI Acquisition Note and the NASDI Intercompany Note (the transactions contemplated by the Acquisition Agreement and the Merger Agreement being hereinafter collectively refereed to as the "ACQUISITION");

                  WHEREAS, subject to the terms and conditions of this Agreement, the Lenders have agreed to amend the Credit Agreement to permit the Acquisition, the 2001 Note Issuance and the related transactions described above; and

                  WHEREAS, in anticipation of the modifications to be effected pursuant to this Agreement, the Lenders have agreed to reallocate their respective Commitments and interests in the outstanding Loans and other outstanding financial accommodations under the Credit Agreement, and to sell and assign certain portions thereof to certain new Lenders, all pursuant to a certain Assignment and Acceptance Agreement of even date herewith among such Lenders, the Administrative Agent and the Borrower (the "2001 ASSIGNMENT AGREEMENT"), which agreement would become effective upon the satisfaction of the conditions to effectiveness of this Agreement, but immediately prior to the effectiveness of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

                  1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in PARAGRAPH 2 of this Agreement, the Credit Agreement is amended as follows (unless otherwise specified, section, exhibit and schedule references refer to sections, exhibits and schedules of the Credit Agreement):

                  (a) The last sentence of SECTION 2.8.1 is deleted in its entirety and replaced with the following provision:

         No mandatory or voluntary prepayment of principal of the Loans shall cause a reduction in the Revolving Commitment Amount, except as provided in SECTIONS 2.2 and 2.8.2.

                  (b) SECTION 2.8.2 is amended to add the following provision to the end of such section:

         To the extent such mandatory prepayments are applied to the outstanding principal balance of the Revolving Loans pursuant to this section (or amounts applied to cash collateralize Letter of Credit Obligations pursuant to this section are applied to satisfy such Letter of Credit Obligations), the Revolving Commitment shall be thereupon permanently reduced by the amounts so applied.

                  (c) SECTION 6.1(c) is amended to delete the word "and" at the end of CLAUSE (H) of such section, to redesignate existing CLAUSE (I) as new CLAUSE (J) thereof, and to add the following new CLAUSE (I) to such section immediately following existing CLAUSE (H):

                  (I) transactional contractors pollution coverage of not less than $20,000,000; and

                  (d) SECTION 6.1(p) is amended to add the following parenthetical to such section immediately following the initial phrase "Upon a Person becoming, after the Closing Date, a Subsidiary of the Borrower":

         (other than NASDI Newco)

                  (e) SECTION 6.1(p) is further amended to delete CLAUSE (i) thereof in its entirety and to replace such clause with the following provision:

         (i) such Person shall execute a Subsidiary Guaranty and other Collateral Documents in substantially the same forms as the other Subsidiary Guaranties and Collateral Documents then in existence and otherwise in form and substance reasonably satisfactory to the Administrative Agent (but only to the extent not prohibited by the Bonding Agreement or the Intercreditor Agreement, each as in effect on the Closing Date)

                  (f) SECTION 6.2(a) is amended to delete the word "and" which appears at the end of CLAUSE (i) of such section, to replace the period at the end of CLAUSE (ii) of such section with ", and" and to add the following new CLAUSE (iii) to the end of such section:

                  (iii)  the NASDI Acquisition and NASDI Merger.

                  (g) SECTION 6.2(b) is amended to delete CLAUSE (xi) in its entirety and to replace such clause with the following provisions:

                  (xi) (A) the initial $5,000,000 capitalization of NASDI Newco and (B) an approximate $32,000,000 loan by the Borrower to NASDI Newco to facilitate the payment of the cash consideration due to NASDI's former shareholders in connection with the NASDI Acquisition, provided that such loan is evidenced by the NASDI Intercompany Note and pledged to the Administrative Agent pursuant to the Note Pledge Agreement; and

                  (h) CLAUSE (iv) of SECTION 6.2(c) is deleted in its entirety (but not the PROVISO which immediately follows such clause) and replaced with the following provision:

          (iv) any Subsidiary of the Borrower may make Restricted Payments ratably among all of its equity holders

                  (i) SECTION 6.2(f) is amended to add the following new CLAUSE
(vi) to such section immediately following existing CLAUSE (v) thereof, and to redesignate existing CLAUSE (vi) thereof as new CLAUSE (vii):

         (vi) a Guaranty by the Borrower of the indebtedness evidenced by the NASDI Acquisition Note pursuant to the NASDI Acquisition Note Guaranty

                  (j) SECTION 6.2(g) is amended to delete CLAUSE (iii) of such section in its entirety and to replace such clause with the following provision:

         (iii) is a transfer by NASDI Newco of 20% of its capital stock in the form of nonvoting common stock to the former management stockholders of NASDI as part of its payment of the purchase price consideration pursuant to NASDI Acquisition Agreements.

                  (k) SECTION 6.2(i) is amended to delete the phrase "subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent and" set forth in CLAUSE (iv) of such section.

                  (l) SECTION 6.2(i) is further amended to delete CLAUSE (x) in its entirety and to replace such clause with the following provision:

                  (x)  Debt evidenced by the NASDI Acquisition Note;

                  (m) SECTION 6.2(i) is further amended to delete the figure "$115,000,000" set forth in CLAUSE (xi) of such section and to replace such figure with the figure "$155,000,000."

                  (n) SECTION 6.2(i) is further amended to delete the cross reference to CLAUSE (vi) of SECTION 6.2(f) set forth in CLAUSE (xiv) of such section and to replace such cross reference with a cross reference to CLAUSE
(vii) of SECTION 6.2(f).

                  (o) SECTION 6.2(k) is amended to add the following provision to the end of CLAUSE (i) of such section:

         , or the commercial and industrial demolition business

                  (p) SECTION 6.2(o) is amended to redesignate CLAUSE (a) thereof as CLAUSE (i), to delete CLAUSE (b) thereof in its entirety, and to replace such CLAUSE (b) with the following provisions:

         (ii) the Merger Agreement, the Shareholders Agreement, any of the NASDI Acquisition Agreements (other than amendments, supplements or other modifications of the NASDI Acquisition Agreements which are not adverse to the rights or interests of the Secured Parties under the Loan Documents), or the Note Indenture (other than modifications of the Note Indenture pursuant to the terms of Section 9.01 thereof). In addition, the

          Borrower shall not consent to the transfer or assignment of the NASDI Acquisition Note or any interest therein by any payee thereunder without first providing written notice to the Administrative Agent of the date of such transfer or assignment and the name(s) and address(es) of the transferee(s) or assignee(s) with respect thereto.

                  (q) SECTIONS 6.3(a) through 6.3(d) are deleted in their entirety and replaced with the following provisions:

                      (a) CAPITAL EXPENDITURES AND PERMITTED BUSINESS ACQUISITIONS. The Borrower and its consolidated Subsidiaries shall not make or permit Capital Expenditures and Permitted Business Acquisitions in an aggregate amount in excess of $18,000,000 (excluding all expenditures incurred to consummate the NASDI Acquisition) during any Fiscal Year commencing with Fiscal Year 2001 (with respect to any such Fiscal Year, the "BASE CAPITAL EXPENDITURE AMOUNT"); PROVIDED, HOWEVER, that the Base Capital Expenditure Amount for any Fiscal Year after Fiscal Year 2001 may be increased by an amount equal to the lesser of (i) $6,000,000 and (ii) the excess, if any, of (A) the Base Capital Expenditure Amount for the immediately preceding Fiscal Year, over (B) the actual amount of Capital Expenditures and Permitted Business Acquisitions made by the Borrower and its Subsidiaries during such immediately preceding Fiscal Year.

                      (b) MAXIMUM TOTAL LEVERAGE. The Borrower and its consolidated Subsidiaries shall not permit the ratio (the "TOTAL LEVERAGE RATIO") of (i) the aggregate unpaid principal amount of Total Funded Debt as of the last day of any Fiscal Quarter ending during the periods described below (each, a "TOTAL LEVERAGE RATIO TEST DATE") to
          (ii) EBITDA for the four (4) consecutive Fiscal Quarter period ending as of such Total Leverage Ratio Test Date, to exceed the corresponding ratio set forth below opposite such period:

                          Period                               Ratio
                          ------                               -----
                Closing Date through and
                including December 31, 2002                 4.50 to 1.00

                January 1, 2003 through and
                including December 31, 2003                 4.25 to 1.00

                January 1, 2004 and thereafter              4.00 to 1.00

                      (c) MAXIMUM SENIOR LEVERAGE. The Borrower and its consolidated Subsidiaries shall not permit the ratio of (i) the aggregate unpaid principal amount of Senior Debt as of last day of any Fiscal Quarter ending during the periods described below to (ii) EBITDA for the four (4) consecutive Fiscal Quarter period ending as of such date, to exceed the corresponding ratio set forth below opposite such period:

                          Period                               Ratio
                          ------                               -----
                Closing Date through and

                                       5


                including December 31, 2001                 2.00 to 1.00

                January 1, 2002 through and
                including December 31, 2002                 1.75 to 1.00

                January 1, 2003 and thereafter              1.50 to 1.00

                      (d) DEBT SERVICE COVERAGE RATIO. The Borrower and its consolidated Subsidiaries shall not permit the ratio of (i) EBITDA for any four (4) consecutive Fiscal Quarter period ending as of the last day of any Fiscal Quarter ending during the period described below to
          (ii) the sum of scheduled payments of principal (excluding mandatory and voluntary prepayments) with respect to Debt (including Capitalized Rentals attributable the principal portion of Capitalized Leases), plus Interest Expense, in each case for the four (4) consecutive Fiscal Quarter period ending as of such date, to be less than the corresponding ratio set forth below opposite such period:

                          Period                               Ratio
                          ------                               -----
                Closing Date through and
                including December 31, 2001                 1.25 to 1.00

                January 1, 2002 through and
                including December 31, 2002                 1.50 to 1.00

                January 1, 2003 through and
                including December 31, 2003                 1.75 to 1.00

                January 1, 2004 and thereafter              2.00 to 1.00.

                  (r) SECTION 6.3 is further amended to add the following provisions to the end of such section:

                      (f) INTEREST COVERAGE RATIO. The Borrower and its consolidated Subsidiaries shall not permit the ratio of (i) EBITDA for the four (4) consecutive Fiscal Quarter period ending as of March 31, 2001 to (ii) Interest Expense for such four (4) consecutive Fiscal Quarter period, to be less than the 2.00 to 1.00.

                      (g) PRE-ACQUISITION EBITDA CALCULATIONS. Notwithstanding anything herein to the contrary, each calculation of EBITDA for the four (4) consecutive Fiscal Quarter periods ending June 30, September 30 and December 31, 2001 and March 31, 2002 pursuant to SECTIONS 6.3(b), 6.3(c) and 6.3(d) shall be determined on a combined historical basis for the Borrower and NASDI, shall exclude, in the case of NASDI's EBITDA, any deduction from such EBITDA for bonuses paid by NASDI during such periods (but prior to the consummation of the NASDI Acquisition), and otherwise shall be determined in accordance with GAAP.

                  (s) SECTION 7.1(d) is amended to add the following provision to the end of such section:

          ; or an "Event of Default" shall have occurred under and as defined in the NASDI Acquisition Note.

                  (t) SECTION 7.1(j)(ii) is deleted in its entirety and replaced with the following provision:

                  (ii) the failure of the Borrower (A) to own (directly or indirectly), free and clear of all Liens or other encumbrances (other than any Lien or encumbrance created by the Loan Documents), 100% of the outstanding shares of each class of capital stock of any Subsidiary Guarantor on a fully diluted basis, or, in the case of NASDI, at least 75% of the outstanding equity capital, or 100% of the outstanding Voting Stock, of NASDI, or (B) to have the power (directly or indirectly) to direct or cause the direction of the management or policies of any such Subsidiary Guarantor.

                  (u) SECTION 9.1(a) is deleted in its entirety and replaced with the following provision:

          (a)  [intentionally omitted].

                  (v) SECTION 9.1 is further amended to add the following provision to the end of such section:

          , and no amendment, waiver or consent shall effect an increase in any of the Commitments of any Lender without such Lender's express written approval.

                  (w) EXHIBIT F is deleted in its entirety and replaced with the form attached hereto as ANNEX 1.

                  (x) SCHEDULE I is amended to delete the definition(s) of "APPLICABLE BASE RATE MARGIN," "APPLICABLE COMMITMENT FEE PERCENTAGE," "APPLICABLE EURODOLLAR RATE MARGIN," "APPLICABLE FINANCIAL LETTER OF CREDIT FEE PERCENTAGE," and "APPLICABLE PERFORMANCE LETTER OF CREDIT FEE PERCENTAGE," in their entirety and to replace such definition(s) with the following provisions:

                      "APPLICABLE BASE RATE MARGIN," "APPLICABLE COMMITMENT FEE PERCENTAGE," "APPLICABLE EURODOLLAR RATE MARGIN," "APPLICABLE FINANCIAL LETTER OF CREDIT FEE PERCENTAGE," and "APPLICABLE PERFORMANCE LETTER OF CREDIT FEE PERCENTAGE" respectively mean, during any Pricing Period, the amount set forth below for such Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage or Applicable Performance Letter of Credit Fee Percentage, as the case may be, depending upon the Total Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period (calculating EBITDA in the manner described in SECTION 6.3(g) for the periods ending June 30, September 30 and December 31, 2001 and March 31, 2002):

          -----------------------------------------------------------------------------------------------------------
                                                                                   Applicable         Applicable
               Total        Applicable       Applicable         Applicable         Financial         Performance
              Leverage       Base Rate       Commitment      Eurodollar Rate    Letter of Credit   Letter of Credit
               Ratio           Margin      Fee Percentage         Margin          Fee Percentage     Fee Percentage
          -----------------------------------------------------------------------------------------------------------
          Less than or         0.00%            0.30%             1.25%              1.25%              0.625%
          equal to 2.25x
          -----------------------------------------------------------------------------------------------------------
          Greater than         0.0%             0.35%             1.50%              1.50%              0.750%
          2.25x but less
          than or equal
          to 2.75x
          -----------------------------------------------------------------------------------------------------------
          Greater than         0.25%            0.40%             1.75%              1.75%              0.875%
          2.75x but less
          than or equal
          to 3.25x
          -----------------------------------------------------------------------------------------------------------
          Greater than         0.50%            0.45%             2.00%              2.00%              1.00 %
          3.25x but less
          than or equal
          to 3.75x
          -----------------------------------------------------------------------------------------------------------
          Greater than         0.75%            0.50%             2.25%              2.25%              1.125%
          3.75x
          -----------------------------------------------------------------------------------------------------------

          PROVIDED, HOWEVER, that (i) if and for so long as the Borrower shall have failed to timely deliver a Compliance Certificate under SECTION 6.4(b) or SECTION 6.4(c) with respect to such Fiscal Quarter most recently ended, the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Period shall be determined as if the Total Leverage Ratio is greater than or equal to
          3.75 to 1.00, (ii) notwithstanding the foregoing, for the period beginning on April 24, 2001 and ending on the last day of the first Pricing Period commencing after such date(I.E., pertaining to the Fiscal Quarter ending June 30, 2001), the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Period shall be determined as if the Total Leverage Ratio is greater than 2.75 to 1.00 but less than or equal to 3.25 to 1.00, and
          (iii) notwithstanding the foregoing, the Applicable Performance Letter of Credit Fee Percentage shall be subject to change in accordance with
          SECTION 2.10(c).

                  (y) SCHEDULE I is further amended to modify the definition of "NOTE INDENTURE" to add the phrase "and the 2001 Note Issuance" to the end of such definition.

                  (z) SCHEDULE I is further amended to modify the definition of "NOTE INDENTURE OBLIGATIONS" to delete the phrase "Note Indenture and Note Issuance" set forth in CLAUSE (a) thereof and to replace such phrase with the phrase "Note Indenture, the Note Issuance and the 2001 Note Issuance."

                  (aa) SCHEDULE I is further amended to modify the definition of "NOTE ISSUANCE" to add the phrase "on August 19, 1998" thereto immediately following the existing phrase "means the issuance" set forth therein.

                  (bb) SCHEDULE I is further amended to modify the definition of "RESTRICTED PAYMENTS" to add the following provision immediately following CLAUSE (iv) thereof and to redesignate existing CLAUSE (v) thereof as CLAUSE
(vi):

          (v) any voluntary prepayment, redemption, or repurchase or other voluntary payment of principal with respect to the NASDI Acquisition Note, or any voluntary payment or other prepayment of interest with respect thereto,

                  (cc) SCHEDULE I is further amended to add the following new definitions to such schedule in their respective alphabetical or numerical locations:

                       "2001 NOTE ISSUANCE" means the issuance by the Borrower on April 24, 2001 of $40,000,000 in original aggregate principal amount of its 11.25% Senior Subordinated Notes due 2008 pursuant to the Note Indenture.

                       "NASDI" means North American Site Developers, Inc., a Massachusetts corporation.

                       "NASDI ACQUISITION" means the Borrower's acquisition of 80% (after giving effect to the NASDI Merger) the outstanding capital stock of NASDI (representing all of the issued and outstanding Voting Stock of NASDI) pursuant to the terms and conditions of the NASDI Acquisition Agreements.

                       "NASDI ACQUISITION AGREEMENTS" means, collectively, that certain Stock Purchase Agreement dated as of April 16, 2001 (including disclosure schedules) among the Borrower, NASDI Newco, NASDI and the former stockholders of NASDI, that certain Stockholders Agreement dated as of April 24, 2001 among the Borrower, NASDI Newco, NASDI and certain of the former stockholders of NASDI, the NASDI Merger Agreement, the NASDI Acquisition Note, the NASDI Intercompany Note and NASDI Acquisition Note Guaranty.

                       "NASDI ACQUISITION NOTE" means, collectively, those certain Junior Subordinated Promissory Notes dated as of April 24, 2001 in an aggregate initial principal amount of $3,000,000 executed and delivered by NASDI Newco (and assumed by NASDI by operation of the NASDI Merger) and made payable to certain of the former non-management stockholders of NASDI.

                       "NASDI ACQUISITION NOTE GUARANTY" means that certain Subordinated Guaranty dated as of April 24, 2001 executed and delivered by the Borrower with respect to the NASDI Acquisition Note in favor of certain of the former non-management stockholders of NASDI.

                       "NASDI INTERCOMPANY NOTE" means that certain promissory note dated as of April 24, 2001 in an aggregate initial principal amount of approximately $32,000,000 executed and delivered by NASDI Newco (and assumed by NASDI by operation of the NASDI Merger) in connection with the NASDI Acquisition and made payable to the Borrower.

                       "NASDI MERGER" means the merger of NASDI Newco with and into NASDI pursuant to the NASDI Merger Agreement.

                       "NASDI MERGER AGREEMENT" that certain Agreement and Plan of Merger dated as of April 24, 2001 between NASDI Newco and NASDI.

                       "NASDI NEWCO" means Great Lakes/North American Site Developers, Inc., a Massachusetts corporation and direct Subsidiary of the Borrower.

                  2. EFFECTIVENESS OF THIS AGREEMENT; CONDITIONS PRECEDENT. The provisions of PARAGRAPH 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the satisfaction of each of the following:

                  (a) the Administrative Agent's receipt of originally-executed counterparts of this Agreement executed by duly authorized officers of the Borrower, the other Loan Parties and each of the Lenders (after giving effect to the 2001 Assignment Agreement);

                  (b) the Administrative Agent's receipt of originally-executed counterparts of the 2001 Assignment Agreement executed by each of the Lenders named as parties thereto, and the Borrower, and such 2001 Assignment Agreement shall have become effective;

                  (c) the Administrative Agent's receipt of fully-executed copies of substituted and amended Notes executed and delivered by the Borrower and made payable to each Lender, reflecting each Lender's reallocated Revolving Commitment and outstanding Term Loan after giving effect to assignments and assumptions contemplated by the 2001 Assignment Agreement;

                  (d) the Administrative Agent's receipt of originally-executed counterparts of the Accession Agreement, Collateral Documents and each of the other agreements, instruments, certificates, opinions and deliveries to be executed and or delivered by NASDI, the other Loan Parties and certain other Persons, as described in the list of closing documents attached hereto as ANNEX 2 (the "CLOSING LIST");

                  (e) the 2001 Note Issuance shall be consummated (subject to the effectiveness of this Agreement) in accordance with the Note Indenture, and with the Offering Circular, and the Borrower shall have received Net Cash Proceeds of not less than $35,000,000 in connection therewith;

                  (f) (1) the Borrower shall have funded the approximate $32,000,000 loan to be evidenced by the NASDI Intercompany Note, (2) the Acquisition shall have been consummated, and the NASDI Acquisition Note issued, pursuant to the terms and conditions of the Acquisition Agreement and the form of NASDI Acquisition Note, (3) the cash and non-cash portions of the purchase price consideration of the Acquisition shall have been paid and delivered to NASDI's former shareholders, (4) the sum of the gross consideration and related fees and expenses with respect to the Acquisition did not exceed $42,000,000, and (5) the sum of the gross cash consideration and related fees and expenses with respect to the Acquisition did not exceed $39,000,000; and

                  (g) the Administrative Agent shall have received, in immediately available funds, payment in full of all fees then due and payable to the Administrative Agent, the Lenders and Banc of America Securities LLC pursuant to that certain fee letter agreement dated as of March 16, 2001 between the Borrower and Banc of America Securities, LLC.

                  3.  REPRESENTATIONS AND WARRANTIES.

                  (a) The Borrower and each other Loan Party hereby represents and warrants that this Agreement, the Credit Agreement as amended by this Agreement, and each of the Loan Documents described in the Closing List and to be executed and delivered by one or more Loan Parties (together with this Agreement and the Credit Agreement as amended hereby, collectively, the "AMENDMENT DOCUMENTS"), constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

                  (b) The Borrower and each other Loan Party hereby represents and warrants that its execution, delivery and performance of this Agreement and the other Amendment Documents have been duly authorized by all proper corporate action, do not violate any provision of its articles or certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Reliance Agreement.

                  (c) The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

                  (d) (i) All material conditions precedent to, and all consents necessary to permit, the Acquisition pursuant to the "NASDI Acquisition Agreements" (as proposed to be defined in PARAGRAPH 1 hereof), and the 2001 Note Issuance pursuant to the Note Indenture, have been satisfied or delivered, (ii) no material breach of any term or provision of the NASDI Acquisition Agreements or the Note Indenture has occurred, (iii) the Acquisition and the 2001 Note Issuance each have been consummated (or are being consummated simultaneously with effectiveness of the Agreement), in accordance with all Applicable Laws,
(iv) all material governmental and material third party approvals necessary in connection with the Acquisition and the 2001 Note Issuance shall have been obtained and are in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental

Authority which would restrain, prevent or otherwise impose materially adverse conditions of the Acquisition or the 2001 Note Issuance and (v) no actions, suits or proceedings are pending or threatened with respect to the Acquisition or the 2001 Note Issuance or any of the NASDI Acquisition Agreements which could reasonably be expected to have a Material Adverse Effect.

                  (ii) The Offering Circular complies in all material respects with all applicable provisions of the 1933 Act, 1934 Act, all other federal securities laws, state securities or "Blue Sky" laws, foreign securities laws, general corporation law and all rules and regulations thereunder.

                  4. REAFFIRMATION, RATIFICATION AND ACKNOWLEDGMENT. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

                  5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this Agreement, (i) each reference in the Credit Agreement to "this Agreement, " "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Agreement as amended and restated hereby and (ii) the Credit Agreement is amended as set forth herein and is hereby restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein.

                  (b) Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement shall remain unaltered and in full force and effect and are incorporated hereby by reference and shall be binding upon the Borrower and each other Loan Party in all respects and are hereby ratified and confirmed, and the Credit Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

                  (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of (i) any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the Loan Documents or (ii) any Default or Event of Default under the Agreement.

                  (d) Notwithstanding anything herein to the contrary, the Borrower's Compliance Certificate with respect to its Fiscal Quarter ended March 31, 2001 shall be prepared and delivered pursuant to SECTION 6.4(d) of the Credit Agreement without giving effect to the amendments effected by this Agreement to SECTION 6.3 or to the form of EXHIBIT F to the Credit Agreement.

                  6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, ET. SEQ., but without giving effect to any other conflicts of law provisions).

                  7. ADMINISTRATIVE AGENT'S EXPENSES. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

                  8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                  9. CONSENT. Subject to the satisfaction of each of the conditions set forth in PARAGRAPH 2 of this Agreement, and notwithstanding anything in the Credit Agreement, this Agreement or other Loan Documents to the contrary, the Lenders hereby consent to the continued existence of liens and security interests in favor of Eastern Bank in substantially all of the personal property of NASDI after the consummation of the Acquisition, PROVIDED, THAT (i) such liens and security shall at no time after the consummation of the Acquisition secure more than $770,000 in aggregate obligations owing to Eastern Bank with respect to an outstanding letter of credit issued by Eastern Bank and related fees and expenses owing to Eastern Bank in connection therewith, and no other obligations, (ii) such obligations shall have been satisfied in full, and such liens and security interests shall be terminated and released, on or before June 8, 2001 and (iii) the Borrower shall have delivered to the Administrative Agent on or before June 8, 2001 a payoff letter from Eastern Bank and lien and security interest release and termination documentation, in form and substance acceptable to the Administrative Agent, to evidence such satisfaction of obligations and termination and release of liens and security interests.


                                     * * * *

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                     GREAT LAKES DREDGE & DOCK CORPORATION


                                     By: /s/ Deborah A. Wensel
                                         -----------------------------------
                                     Name: Deborah A. Wensel
                                     Title: Vice President and CFO


                                     GREAT LAKES DREDGE & DOCK COMPANY


                                     By: /s/ Deborah A. Wensel
                                         -----------------------------------
                                     Name: Deborah A. Wensel
                                     Title: Vice President and CFO


                                     DAWSON MARINE SERVICES COMPANY
                                     (formerly, Dawson Dredging Company)


                                     By: /s/ Deborah A. Wensel
                                         -----------------------------------
                                     Name: Deborah A. Wensel
                                     Title: Vice President and CFO


                                     FIFTY-THREE DREDGING CORPORATION


                                     By: /s/ Paul Dinquel
                                         -----------------------------------
                                     Name: Paul Dinqel
                                     Title: Vice President


                                     GREAT LAKES CARRIBEAN DREDGING, INC.


                                     By: /s/ Deborah A. Wensel
                                         -----------------------------------
                                     Name: Deborah A. Wensel
                                     Title: Vice President and CFO


                               SIGNATURE PAGE TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as Administrative Agent


                                     By: /s/ Kristine B. Hyde
                                         --------------------------------
                                     Name:   Kristine B. Hyde
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------


                                     BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as a Lender


                                     By: /s/ Jennifer L. Gerdes
                                         --------------------------------
                                     Name:   Jennifer L. Gerdes
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------


                                     FLEET NATIONAL BANK (as successor to Summit
                                     Bank)


                                     By: /s/ Bonnie Gershon
                                         --------------------------------
                                     Name:   Bonnie Gershon
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------



                                     LASALLE BANK NATIONAL ASSOCIATION


                                     By: /s/ Drew E. Burlak
                                         --------------------------------
                                     Name:   Drew E. Burlak
                                            -----------------------
                                     Title:  Assistant Vice President
                                            -----------------------


                                     COMERICA BANK-DETROIT

                                     By: /s/ Chris Thompson
                                         --------------------------------
                                     Name:   Chris Thompson
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------


                                     THE NORTHERN TRUST COMPANY


                               SIGNATURE PAGE TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     By: /s/ Robin H. Brody
                                         --------------------------------
                                     Name:   Robin H. Brody
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------


                                     FIRSTAR BANK, N.A.


                                     By: /s/ Joseph E. Long II
                                         --------------------------------
                                     Name:   Joseph E. Long II
                                            -----------------------
                                     Title:  Senior Vice President


                                     NATIONAL CITY BANK OF MICHIGAN/ILLINOIS


                                     By: /s/ Mark R. Long
                                         --------------------------------
                                     Name:   Mark R. Long
                                            -----------------------
                                     Title:  Senior Vice President
                                            -----------------------


                                     OAK BROOK BANK- OAK BROOK


                                     By: /s/ Henry Weasel
                                         --------------------------------
                                     Name:   Henry Weasel
                                            -----------------------
                                     Title:  Vice President
                                            -----------------------


                                     WELLS FARGO BANK, NA


                                     By: /s/ R. Duncan Sinclair
                                         --------------------------------
                                     Name:   R. Duncan Sinclair
                                            -----------------------
                                     Title: Vice President
                                            -----------------------

                               SIGNATURE PAGE TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                                                         ANNEX 1


                         AMENDED COMPLIANCE CERTIFICATE
                       (Exhibit F to the Credit Agreement)


                                    Attached.

                                    EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

     I, ________________________, hereby do certify on behalf of Great Lakes Dredge & Dock Corporation., a Delaware corporation ( the "BORROWER"), in my capacity solely as an officer of the Borrower and not in my individual capacity, pursuant to the Amended and Restated Credit Agreement dated as of April __, 2001[, as heretofore amended] (the "CREDIT AGREEMENT"), by and among the Borrower, the other Loan Parties (as defined in the Credit Agreement), the financial institutions party to the Credit Agreement (the "LENDERS"), and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), in its capacity as the Issuing Lender and in its capacity as the Administrative Agent for the Lenders, as follows:

     1. I am the duly elected, qualified and acting _______________ of the Borrower.

     2. No Default or Event of Default has occurred and is continuing under the Credit Agreement on the date hereof.

     3. This certificate is the "Compliance Certificate" required to be delivered pursuant to SECTION 6.4(d) of the Credit Agreement [for the Fiscal Quarter ending _________, ____] [for the Fiscal Year ending _________, ____]. For the fiscal period covered by this certificate, the Borrower and its consolidated Subsidiaries have complied with each of the covenants contained in
SECTION 6.3 of the Credit Agreement.

     4. Set forth on Schedules A through E hereto are the calculations which provide the basis for the certification in paragraph 3 above.

     Terms which are capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of _________, ____.



                                   GREAT LAKES DREDGE & DOCK
                                   CORPORATION


                                   By: ___________________________
                                   Title:  ______________________